UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The New York State Opportunity Funds

(Exact name of registrant as specified in charter)

5710 Commons Park

E. Syracuse, New York 13057

(Address of principal executive offices)

(Zip code)

Gregg A. Kidd

Pinnacle Advisors LLC

5710 Commons Park

E. Syracuse, New York 13057

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

New York State Opportunity Funds

New York Equity Fund

Annual Report
March 31, 2007

Investment Adviser
Pinnacle Advisors LLC
5710 Commons Park Dr.
East Syracuse, NY 13057

May 29, 2007

Dear Shareholders,

The Fund’s performance was quite under whelming this past year.  For the fiscal year ended March 31, 2007 the Fund was –10.04%.  When the New York Equity Fund was launched in 1997 we had a good run for almost 5 years.  Then the events of 9/11 changed everything and some of our core holdings were hit dramatically.  The Fund has struggled to come back ever since.  Management of the Fund believes that what seemed to be a plausible investment strategy 10 years ago is no longer viable, especially in view of all the investment opportunities currently available.  In particular, management of the Fund believes that the Fund’s current investment focus on issuers located in or having a significant presence in New York State imposes limitations that may have an adverse effect on performance.  Management proposes to eliminate that restriction.

The Fund’s investment objective of seeking long-term capital growth will remain the same but how we get there will change.  The elimination of the Fund’s current investment focus on New York issuers will expand the investment opportunities available to the Fund in seeking to achieve its objective of long-term capital growth.  The elimination of the current focus will be reflected in a new name for the Fund.  To implement these and other changes that will be spelled out in the new prospectus the Adviser ( Pinnacle Advisors LLC) has hired Michael M. Samoraj to become successor portfolio manager.  We look forward to the potential benefits that my result from these changes.

Gregg Kidd, President

New York Equity Fund

Management’s Discussion of Fund Performance

For the 12-month period ending March 31, 2007, the New York Equity Fund’s shares returned a –10.04%.  The Fund underperformed its benchmark, the S&P 500 Index, which returned 9.12% during that period.  In terms of sector performance relative to the benchmark, the top contributor was the financial sector. In contrast, the bottom performers included a few small cap issues in the alternative energy and computer peripherals industry.

In terms of individual stock performance, the Fund’s positions in Copytele Inc. and Mechanical Technology hurt results.  The nature of small cap stocks in emerging sectors often causes extreme volatility from quarter to quarter.  The large cap financial stocks in the portfolio did well.  The positions in Goldman Sachs, Bear Stearns, and Lehman helped offset some of the losses incurred in the more aggressive small cap companies.

New York Equity Fund

Comparison of the Change in Value of a $10,000 Investment in the New York Equity Fund and the Standard & Poor's 500 Index

$23,500
$21,000
$18,500
$16,000
$13,500
$11,000
$8,500
$6,000
$3,500
New York Equity Fund
Average Annual Total Returns (a)
(for periods ended March 31, 2007)
$16,962
$8,855
Mar-97
Mar-98
Mar-99
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
New York Equity Fund
S&P 500 Index

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION
New York Equity Fund	(10.04)%	(0.50)%	(0.73)%
S&P 500 Index	9.12%	4.25%	5.49%

*Initial public offering of shares was May 12, 1997.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on May 12, 1997, after deducting the maximum sales charge of 4.75%($10,000 investment minus $475 sales charge = $9,525). Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

The sales charge schedule which had been in effect since the Fund's inception on Mary 12, 1997, was eliminated on April 1, 2005. During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge. A new sales charge schedule was implemented on May 14, 2007.

Past performance is not predictive of future performance.

New York Equity Fund

Graphical Illustration (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	New York Equity Fund
	Schedule of Investments
	March 31, 2007

Shares		Value

COMMON STOCK - 92.74%

Air Transportation, Scheduled - 3.28%
10,000	Jetblue Airways Corp. *	$ 115,100

Beverages - 3.62%
6,000	Constellation Brands, Inc. *	127,080

Cable & Other Pay Television Services - 3.97%
50,000	Charter Communications, Inc. *	139,500

Electromedical & Electrotherapeutic Apparatus - 3.33%
4,000	Conmed Corp. *	116,920

Financial - 37.71%
3,500	Citigroup, Inc.	179,690
800	Goldman Sachs Group, Inc.	165,304
1,100	Bear Stearns Cos., Inc.	165,385
3,000	JP Morgan Chase & Co.	145,140
2,300	Lehman Brothers Holdings, Inc.	161,161
1,500	M&T Bank Corp.	173,745
2,000	Merrill Lynch & Co.	163,340
15,000	Partners Trust Financial Group, Inc.	171,450
		1,325,215
In Vitro Diagnostic Substances - 3.12%
75,000	Avant Immunotheraputics, Inc. *	109,500

Information Technology - 13.50%
650,000	Copytele, Inc. *	474,500

Measuring & Controlling Devices, NEC - 4.41%
100,000	Mechanical Technology, Inc. *	155,000

Pharmaceutical Preporations - 9.78%
15,000	Hi-Tech Pharmacal Co., Inc. *	167,250
10,000	Ligand Pharmacy, Inc. *	100,800
3,000	Pfizer, Inc.	75,780
		343,830
Radio Broadcasting Stations - 4.55%
50,000	Sirius Satellite Radio, Inc. *	160,000

Services-Comercial, Physical & Biological Research - 4.91%
17,500	Albany Molecular Research, Inc. *	172,375

Software - 0.56%
220,000	Nibex, Inc. +	19,800

TOTAL FOR COMMON STOCK (Cost $2,987,357) - 92.74%		$ 3,258,820

TOTAL INVESTMENTS (Cost $2,987,357) - 92.74%		$ 3,258,820

OTHER ASSETS LESS LIABILITIES - 7.26%		255,053

NET ASSETS - 100.00%		$ 3,513,873

+ Restricted Security
* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

New York Equity Fund
Statement of Assets and Liabilities
March 31, 2007

Assets:
Investments, at Value (Cost $2,987,357)	$ 3,258,820
Cash	256,480
Due From Advisor	12,747
Total Assets	3,528,047
Liabilities:
Other Accrued Expenses	14,174
Total Liabilities	14,174
Net Assets	$ 3,513,873

Net Assets Consist of:
Paid In Capital	$ 8,586,563
Accumulated Undistributed Realized Loss on Investments	(5,344,152)
Unrealized Appreciation in Value of Investments	271,462
Net Assets, for 435,775 Shares Outstanding	$ 3,513,873

Net Asset Value Per Share	$ 8.06

The accompanying notes are an integral part of these financial statements.

New York Equity Fund
Statement of Operations
For the year ended March 31, 2007

Investment Income:
Dividends	$ 33,496
Total Investment Income	33,496

Expenses:
Advisory Fees (Note 3)	39,987
Transfer Agent Fees	21,939
Compliance Fees	18,000
Audit Fees	19,883
Custodian Fees	6,130
Trustees Fees	6,000
Legal Fees	5,666
Miscellaneous Fees	4,892
Printing and Mailing Fees	1,999
Insurance Fees	1,368
Registration Fees	249
Total Expenses	126,113
Advisory Fees Waived (Note 3)	(39,987)
Expenses Reimbursed (Note 3)	(6,952)
Total Expenses	79,174

Net Investment Loss	(45,678)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	331,602
Net Change in Unrealized Depreciation on Investments	(729,928)
Realized and Unrealized Gain (Loss) on Investments	(398,326)

Net Decrease in Net Assets from Operations	$ (444,004)

The accompanying notes are an integral part of these financial statements.

New York Equity Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	3/31/2007	3/31/2006
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (45,678)	$ (60,676)
Net Realized Gain (Loss) on Investments	331,602	(295,320)
Unrealized Depreciation on Investments	(729,928)	(846,258)
Net Increase (Decrease) in Net Assets Resulting from Operations	(444,004)	490,262

Distributions to Shareholders	0	0

Capital Share Transactions (Note 7)	(714,978)	(642,252)

Total Decrease	(1,158,982)	(151,990)

Net Assets:
Beginning of Year	4,672,855	4,824,845

End of Year	$ 3,513,873	$ 4,672,855

The accompanying notes are an integral part of these financial statements.

New York Equity Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	3/31/2007	3/31/2006	3/31/2005	3/31/2004	3/31/2003

Net Asset Value, at Beginning of Year	$ 8.96	$ 8.05	$ 8.95	$ 5.73	$ 8.63

Income From Investment Operations:
Net Investment Loss *	(0.10)	(0.11)	(0.13)	(0.08)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.80)	1.02	(0.77)	3.30	(2.82)
Total from Investment Operations	(0.90)	0.91	(0.90)	3.22	(2.90)

Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 8.06	$ 8.96	$ 8.05	$ 8.95	$ 5.73

Total Return **	(10.04)%	11.30%	(10.06)%	56.19%	(33.60)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,513	$ 4,673	$ 4,825	$ 6,139	$ 4,040
Before Waiver
Ratio of Expenses to Average Net Assets	3.16%	3.07%	2.69%	3.04%	4.82%
After Waiver
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of Net Investment Loss to Average Net Assets	(1.14)%	(1.32)%	(1.42)%	(1.02)%	(1.40)%
Portfolio Turnover	64%	122%	97%	123%	73%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total returns shown exclude the effect of applicable sales loads and assume reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2007

1.   SIGNIFICANT ACCOUNTING POLICIES

The New York Equity Fund (the “Fund”) is a non-diversified series of The New York State Opportunity Funds (the “Trust”).  The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the “Advisor”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.

The Fund seeks to provide long-term capital growth by investing primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

The following is a summary of the Fund's significant accounting policies:

Securities Valuation – Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

        Distributions to Shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year and are recorded on the ex-dividend date.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the fiscal year ended March 31, 2007 the Fund did not pay any distributions to its shareholders.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS(Continued)

March 31, 2007

Federal Income Taxes – It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Reclassifications – In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2007, the Fund recorded permanent book/tax differences of $45,678 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $2,500,818 and $3,477,672 respectively, for the year ended March 31, 2007.

Net unrealized appreciation of the Fund’s investments at March 31, 2007 was $271,462 (gross unrealized appreciation of $865,735; gross unrealized depreciation of $594,273).

3.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement -Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million.  The Advisor was paid Advisory fees of $39,987 of which the Advisor voluntarily waived $39,987 of operating expenses for the year ended March 31, 2007.

In accordance with a voluntary expense reimbursement agreement between the Advisor and the Fund the Advisor voluntarily reimbursed the Fund expenses in the amount of $6,952 in order to maintain an expense ratio of 1.98%. The Advisor owes the Fund this amount as of March 31, 2007.   Please see footnote #8, Subsequent Events, for additional information regarding the expense reimbursement.

The President of the Advisor is also President and a Trustee of the Trust.

For the year ended March 31, 2007 compliance fees of $18,000 were paid to the Fund’s Chief Compliance Officer, who also serves as secretary of the Fund.

Portfolio Transactions - Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment adviser.  Commissions paid to Pinnacle Investments, Inc., an affiliate of the Advisor, were $53,928 for the year ended March 31, 2007.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS(Continued)

March 31, 2007

4.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2007, National Financial Services, for the benefit of others, in aggregate owned more than 74% of the Fund.

5.   RESTRICTED SECURITIES

The investment in 220,000 shares of Nibex, Inc. common stock, the sale of which is restricted, has been valued by the Board of Trustees at $.09 per share after considering certain pertinent factors, including the results of operations of Nibex, Inc. since the date of purchase of July 21, 2003 for $200,000 and the sales price of recent private placement in its common stock. No quoted market price exists for Nibex, Inc. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

6.   TAX MATTERS

As of March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital losses	$(5,344,152)
Unrealized appreciation	256,334
$(5,087,818)

The following information is computed on a tax basis for each item as of March 31, 2007:

Cost of portfolio investments	$ 2,972,229

Gross unrealized appreciation	$ 865,735
Gross unrealized depreciation	(609,401)
Net unrealized appreciation	$ 256,334

The difference between book cost and tax cost consists of wash sales of $15,128.

As of March 31, 2007, the Fund has federal income tax capital loss carryforwards of approximately $5,325,402 expiring as follows:

Year	Amount
2010	$2,076,933
2011	1,498,099
2012	1,482,962
2014	267,408
$5,325,402

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS(Continued)

March 31, 2007

7.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $8,586,563 as of March 31, 2007.  Transactions in capital for the fiscal years ended March 31, 2007 and 2006 were as follows:

	Year Ended March 31, 2007	Year Ended March 31, 2006
Shares sold	5,113	21,079
Shares redeemed	(44,241)	(99,090)
Net decrease in shares	(39,128)	(78,011)

	Year Ended March 31, 2007	Year Ended March 31, 2006
Proceeds from sale of shares	$96,465	$178,263
Cost of shares redeemed	(811,443)	(820,515)
Net decrease in capital share transactions	$(714,978)	$(642,252)

8.   SUBSEQUENT EVENTS

At the March 30, 2007 Board meeting the Board of Trustees has approved the following:

Termination of Voluntary Fee Waiver Arrangement - The Trust retains Pinnacle Advisors LLC, 5710 Commons Park, East Syracuse, New York, to manage the Fund’s investments.  Pursuant to the advisory agreement currently in effect, the Fund has agreed to pay the advisor a fee equal to the annual rate of 1% of the average value of its daily net assets up to $100 million; .95% of such assets from $100 million to $200 million and .85% of such assets in excess of $200 million. During the fiscal year ended March 31, 2007, the Fund paid the Advisor a fee of less than 1.0%.  Pursuant to a voluntary fee waiver arrangement, the Advisor waived the fee to which it otherwise would have been entitled during that fiscal year in order to maintain total annual fund operating expenses at 1.98%.  The Advisor terminated its voluntary fee waiver arrangement effective as of April 1, 2007.  Expenses of the Fund are likely to be higher as a result of the termination of this voluntary arrangement.

Implementation of a Sales Charge - Effective as of May 14, 2007, shares of the Fund are offered to the public on a continuous basis subject to a front-end sales charge (load) which decreases as a percentage of the public offering price as determined by a breakpoint schedule at successively higher levels of investment. As described in the Prospectus dated August 1, 2006, as supplemented on April 10, 2007 and May 23, 2007, the front-end sales charge is eliminated on purchases of $1 million or more.  From April 1, 2005 through May 11, 2007, shares of the Fund were offered to the public at net asset value.  The maximum sales charge will be 2.5%.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS(Continued)

March 31, 2007

Change in Portfolio Manager - Effective as of April 10, 2007, Michael M. Samoraj replaced Gregg A. Kidd as the Portfolio Manager of the Fund.  Mr. Kidd, President and a controlling equity owner of the Advisor, had served as Portfolio Manager of the Fund since its inception in 1997.  Mr. Samoraj is solely and primarily responsible for the day-to-day management of the Fund’s portfolio.  In connection with his duties as Portfolio Manager, Mr. Samoraj is responsible for analyzing which securities are eligible for purchase by the Fund, selecting and making recommendations regarding securities to be purchased, and exploring new channels of distribution for the Fund’s shares.  Mr. Samoraj is an employee of the Adviser and has been employed by Pinnacle Investments, LLC, the Principal Underwriter of the Fund during the past five years. Mr. Samoraj has managed client accounts on a non-discretionary basis for 25 years.  He has no experience managing investment company portfolios.   Mr. Samoraj also serves as Secretary and Chief Compliance Officer of the Fund.

Implementation of a Service Fee Plan - Effective August 1, 2007, the Fund will to adopt a Service Fee Plan, pursuant to which the Fund may incur expenses of up to 0.25% per year of the Fund’s net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse the Underwriter for a portion of its expenses incurred in servicing shareholder accounts.

Change of Trust and Fund Name - Effective August 1, 2007 it is proposed that the Trust name will change to the NYSA Series Trust and the Fund to the NYSA Fund.

Change in Principal Investment Strategies - Fund shareholders will be provided with at least sixty days prior notice of a proposed change in investment strategy. The Fund will invest primarily in the common stocks of publicly-traded companies rather than publicly-traded companies headquartered in the State of New York and those companies having a significant presence in the State of New York.

9.  NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits have a more than fifty percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

New York Equity Fund

We have audited the accompanying statement of assets and liabilities of New York Equity Fund, (the "Fund"), a series of the New York State Opportunity Funds, including the schedule of investments, as of March 31, 2007 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the two years in the period ended March 31, 2004 were audited by other auditors whose reports expressed unqualified opinions on this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New York Equity Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
May 25, 2007

NEW YORK EQUITY FUND

March 31, 2007 (Unaudited)

      Expense Example

As a shareholder of the New York Equity Fund, you incur the following costs: management fees, transfer agent fees, custodian fees and other fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2006 through March 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period*
	10/1/2006	3/31/2007	10/1/2006 to 3/31/2007

Actual	$1,000.00	$1,029.37	$10.02
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.06	$9.95

* Expenses are equal to the Fund's annualized expense ratio of 1.98% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NEW YORK EQUITY FUND

TRUSTEES AND OFFICERS (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Joseph Masella One Unity Plaza at Franklin Square, Syracuse, NY Age: 56	Trustee	Since February 1997	1	Executive Vice President and a Director of Unity Mutual Life Insurance Company
Mark E. Wadach 110 Treeland Circle, Syracuse, NY Age: 55	Trustee	Since February 1997	1	Sales Representative for Morabito Gas & Electric Company. Prior to October 2000, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Gregg A. Kidd [1] 5710 Commons Park Dr. East Syracuse, NY Age: 44	President and Trustee	Since November 1996	1	President of Pinnacle Investments, Inc. and Pinnacle Advisors LLC.
Daniel F. Raite 5710 Commons Park Dr. East Syracuse, NY Age:59	Treasurer	Since November 1996	1	Vice President of Pinnacle Investments, Inc. and CCO for Pinnacle Advisors LLC
Michael Samoraj 5710 Commons Park Dr. East Syracuse, NY Age:47	Chief Compliance Officer, Secretary	Since October 2004 Since April 2003	1	Registered representative and principal for Pinnacle Investments Inc.

1 Gregg A. Kidd is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

THE NEW YORK EQUITY FUND

ADDITIONAL INFORMATION (Unaudited)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal - On March 30, 2007 the Trustees of the Fund evaluated the renewal of the investment advisory agreement between the Trust and Pinnacle Advisors, LLC.

The trustees evaluation of the quality of the Advisor’s services took into account their knowledge and experience gained through meetings with reports of the Advisor over the course of the preceding year, as well as the many previous years that the current Advisor and Board of Trustees has been in existence. The Trustees concluded that the quality and responsiveness of the Advisor’s services were above or comparable to peer group advisors when considering fees charged for a fund with comparable level of assets.  The Trustees evaluated the cost of using the Advisor’s services and reviewed the Advisor’s policy of reimbursing the Fund for expenses. The Trustees also considered the scope and quality of the in-house capabilities of the Advisor and other resources dedicated to performing services for the Fund. The Trustees concluded that the staff and senior management of the Advisor were experienced industry professionals that were performing their functions in a capable manner through a volatile period in the equities market. The quality of the administrative and other services, including the Advisor’s role in coordinating the activities of the Fund’s other service providers were considered in light of the Fund’s compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund’s independent public accountants in periodic meetings with the Trust’s Audit Committee. The Trustees found that the responsiveness of the Advisor’s administrative services were satisfactory. The Trustees also considered the business reputation of the Advisor and its financial resources and found that they were satisfactory. In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Advisor concerning the Advisor’s profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. No single factor

Advisory Agreement Renewal (Continued) - was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modifications to its terms, including the fees charged for services there under.

After their review the Board deemed the arrangements to be desirable, fair, equitable, and in the best interest of the Fund and its shareholders and voted to continue the Advisor Agreement between the Trust and Pinnacle Advisors, LLC until March 31, 2008.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2007                       $ 10,000

            FY 2006                       $   9,561

(b)        Audit-Related Fees

                                                Registrant

            FY 2007                       $ 0

            FY 2006                       $ 0

(c)        Tax Fees

            FY 2007                       $ 1,000

            FY 2006                       $    750

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 16, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New York State Opportunity Funds

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date May 30, 2007

By /s/Daniel F. Raite

*Daniel F. Raite

Chief Financial Officer

Date May 30, 2007

* Print the name and title of each signing officer under his or her signature.